Exhibit 99.1

ASTROTECH REPORTS FISCAL YEAR 2026 FINANCIAL RESULTS

Austin, Texas – September 25, 2026 – Astrotech Corporation (Nasdaq: ASTC) (the “Company” or “Astrotech”) reported its financial results for the fiscal year ended June 30, 2026.

Financial Highlights & Fiscal Year Developments

●	As of June 30, 2026, the Company had deployed the TRACER 1000 in approximately 37 locations in 16 countries across the United States, Europe and Asia.

●	The Company launched its Labrador ruggedized Handheld Gas Chromatograph designed to bring laboratory-grade volatile organic compound analysis directly to the point of investigation.

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The Board of Directors of the Company approved a strategic initiative focused on potential future lunar resource development, autonomous lunar industrial infrastructure, Moon based advanced computing, semiconductor, manufacturing, lunar power generation and power infrastructure, mining, chemical manufacturing, product transportation and equipment leasing opportunities on the Moon through its newly formed subsidiary, Lunar Power and Light Corporation. As part of the initiative, Astrotech intends to evaluate and potentially develop infrastructure technologies that could support semiconductor processing, advanced computing systems, and quantum computing manufacturing operations on the lunar surface.

●	Total operating expenses were $14 million, a decline of 6% during the fiscal year ended June 30, 2026, compared to the fiscal year ended June 30, 2025.

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Astrotech’s consolidated balance sheet consisted of $11.3 million in cash and cash equivalents and short-term investments as of June 30, 2026, which the Company believes will support operating expenses and capital expenditure requirements.

“Our fiscal year 2026 results reflect an important period of investment and progress. We have advanced several priorities that strengthen the foundation for scalable growth, including the launch of our new lunar resource and infrastructure strategic initiatives. We believe these initiatives could expand our addressable opportunities and position us to better serve customers over the long term. We enter the new year focused on executing on these opportunities with the goal of converting pipeline opportunities into revenue growth,” stated Thomas B. Pickens, III, Astrotech’s Chairman, Chief Executive Officer and Chief Technology Officer.

About Astrotech Corporation

Astrotech (Nasdaq: ASTC) is a mass spectrometry company that creates, operates, and scales innovative businesses through its wholly owned subsidiaries. Each subsidiary leverages Astrotech’s core technology to serve specialized markets:

●	1st Detect develops, manufactures, and markets trace detection systems for security and narcotics screening applications.
●	AgLAB designs process analyzers tailored to the agriculture industry.
●	Pro-Control produces solutions for in-situ chemical process control in industrial manufacturing.
●	EN-SCAN, Inc. delivers portable, ruggedized environmental testing solutions that integrate gas chromatography and mass spectrometry for use in challenging field environments.
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Lunar Power and Light focused on potentially developing infrastructure technologies that could support semiconductor processing, advanced computing systems, and quantum computing manufacturing operations on the lunar surface.

Astrotech is headquartered in Austin, Texas. For more information, visit www.astrotechcorp.com

Forward-Looking Statements

This press release contains “forward-looking statements” that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, trends, and uncertainties that could cause actual results to be materially different from the forward-looking statement. These statements may be identified by terms such as “aims,” “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expect,” “forecast,” “guidance,” “intends,” “may,” “plans,” “possible,” “potential,” “predicts,” “preliminary,” “projects,” “seeks,” “should,” “targets,” “will” or “would,” or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include, but are not limited to, the adverse impact of inflationary pressures, including significant increases in fuel costs, global economic conditions and events related to these conditions, including the ongoing wars in Ukraine and the middle east, the Company’s use of proceeds from the common stock offerings, whether we can successfully complete the development of our new products and proprietary technologies, whether we can obtain the FDA and other regulatory approvals required to market our products under development in the United States or abroad, whether the market will accept our products and services and whether we are successful in identifying, completing and integrating acquisitions, the Company’s lunar infrastructure initiatives, potential NASA selection, funding, awards or contracts, technology development, partnerships, autonomous systems, lunar resource mining and processing, advanced manufacturing, power development, artificial intelligence, quantum computing, advanced semiconductor materials and commercial lunar activity, future engineering and testing, technology qualification, commercialization and potential lunar resource deployment and long-duration energy storage; and the Company's ability to finance, validate, launch, operate or commercialize related systems, and the potential effects of the addition of advisors, as well as other risk factors and business considerations described in the Company’s Securities and Exchange Commission filings including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Any forward-looking statements in this document should be evaluated in light of these important risk factors. The contemplated lunar energy-storage application remains in the evaluation and development stage. While we do not intend to directly harvest, manufacture, distribute or sell cannabis or cannabis products, we may be detrimentally affected by a change in enforcement by federal or state governments and we may be subject to additional risks in connection with the evolving regulatory area and associated uncertainties. Any such effects may give rise to risks and uncertainties that are currently unknown or amplify others mentioned herein. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In addition, any forward- looking statements included in this press release represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company assumes no obligation to correct or update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Company Contact:

Scott Bartley

Interim Chief Financial Officer, Astrotech Corporation

(512) 485-9530

Tables follow

ASTROTECH CORPORATION

Consolidated Statements of Operations and Other Comprehensive Loss

(In thousands, except per share data)

	June 30,
	2026	2025
Revenue	$913	$1,049
Cost of revenue	696	574
Gross profit	217	475
Operating expenses:
Selling, general and administrative	7,871	7,067
Research and development	6,484	8,142
Total operating expenses	14,355	15,209
Loss from operations	(14,138)	(14,734)
Interest and dividend income	471	1094
Realized loss	(543)	(5)
Other income and expense, net	(213)	(203)
Total other income(expense)	(285)	886
Loss from operations before income taxes	(14,423)	(13,848)
Income tax benefit /(expense)	(4)	(2)
Net loss	$(14,427)	$(13,850)
Weighted average common shares outstanding:
Basic and diluted	1,700	1,665
Basic and diluted net loss per common share:
Net loss per common share	$(8.49)	$(8.32)
Other comprehensive loss, net of tax:
Net loss	$(14,427)	$(13,850)
Available-for-sale securities:
Net unrealized gain	548	313
Total comprehensive loss	$(13,879)	$(13,537)

ASTROTECH CORPORATION

Consolidated Balance Sheets

(In thousands, except share and per share data)

	June 30,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$8,387	$3,100
Short-term investments	2,947	15,108
Accounts receivable	124	485
Inventory, net:
Raw materials	2,926	2,194
Work-in-process	9	425
Finished goods	1,179	310
Prepaid expenses and other current assets	354	353
Total current assets	15,926	21,975
Property and equipment, net	2,383	2,395
Intangible assets, net	50	48
Operating lease right-of-use assets, net	1,834	2,225
Other assets, net	314	346
Total assets	$20,507	$26,989
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$581	$1,066
Payroll related accruals	482	529
Accrued expenses and other liabilities	912	451
Lease liabilities, current	282	405
Total current liabilities	2,257	2,451
Accrued expenses and other liabilities, net of current portion	54	164
Lease liabilities, net of current portion	2,024	2,274
Total liabilities	4,335	4,889
Commitments and contingencies (Note 14)
Stockholders’ equity
Convertible preferred stock, $0.001 par value, 2,500,000 shares authorized; 280,898 shares of Series D issued and outstanding at June 30, 2026 and 2025, respectively	—	—
Common stock, $0.001 par value, 250,000,000 shares authorized at June 30, 2026 and 2025 respectively; 2,009,050 and 1,769,269 shares issued at June 30, 2026 and 2025 respectively; 1,998,734 and 1,758,953 outstanding at June 30, 2026 and 2025, respectively	190,643	190,643
Treasury shares, 10,316 shares at June 30, 2026 and 2025, respectively	(119)	(119)
Additional paid-in capital	91,261	83,310
Accumulated deficit	(265,297)	(250,870)
Accumulated other comprehensive loss	(316)	(864)
Total stockholders’ equity	16,172	22,100
Total liabilities and stockholders’ equity	$20,507	$26,989